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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 9, 1996
                                                        ----------------

                        American Casino Enterprises, Inc.
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             (Exact name of Registrant as specified in its charter)


            Nevada                       0-10061                 04-2709807
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)


6787 West Tropicana, Suite 200, Las Vegas, Nevada                  89103
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   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (702) 227-9800
                                                         ----------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets

         On October 9, 1996, American Casino Enterprises, Inc. (the "Company") purchased approximately 160 acres of undeveloped land (the "Property") in Las Vegas, Nevada from Victorson & Associates and Fred Victorson (the "Sellers"). The Sellers are unrelated to the Company. The total purchase price paid by the Company for the Property was $5,200,000. The purchase price was comprised of a cash payment of $3,600,000 and the assumption of a $1,600,000 note (the "Note") and related mortgage on the Property. The Company used working capital generated from its operations to pay the cash portion of the purchase price. The Sellers have an option until February 6, 1997 to repurchase the Property in consideration for payment of: (1) the then outstanding principal on the Note;
(2) $5,200,000; (3) the amount of all payments made by the Company under the Note; and (4) an amount equal to the greater of (a) sixteen percent (16%) per annum interest calculated on the outstanding balance of the Note and on any payments made thereon by the Company or (b) fifty percent of the profit realized by the Sellers if the Sellers should sell the Property during the option period.

         The Property is zoned for two 21-story high rise condominiums and an 18 hole golf course. Presently, the Company has no specific plans with respect to the Property. Some of the possibilities which the Company intends to explore, either directly or through a joint venture, include rezoning the Property for other commercial purposes, maintaining the Property as an investment for appreciation or reselling the Property to a residential real estate developer.

Item 7. Financial Statements and Exhibits.

         Exhibits:

         10.1 PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS DATED OCTOBER 9, 1996, BETWEEN THE SELLERS AND THE COMPANY.

         10.2 OPTION TO PURCHASE AND ESCROW INSTRUCTIONS DATED AS OF OCTOBER 9, 1996, BY AND AMONG THE COMPANY, THE SELLERS AND UNITED TITLE OF NEVADA.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 23, 1996        AMERICAN CASINO ENTERPRISES, INC.



                              By:/s/ Roy K. Keefer
                                 --------------------
                                     Roy K. Keefer
                                     Chief Financial Officer




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